UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                         ______________________________

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): June 10, 2005


                                     0-17771
                            (Commission File Number)


                         ______________________________


                     FRANKLIN CREDIT MANAGEMENT CORPORATION
             (Exact name of registrant as specified in its charter)


             Delaware                                       75-2243266
     (State of Incorporation)                             (IRS Employer
                                                       Identification Number)


                     Six Harrison Street, New York, NY 10013
              (Address of registrant's principal executive office)


                                 (212) 925-8745
                         (Registrant's telephone number)


                         ______________________________

Item 8.01   Other Events.

      On June 10, 2005, Franklin Credit Management Corporation, a Delaware corporation, issued a press release announcing that it has filed a registration statement on Form S-1 with the Securities and Exchange Commission relating to a proposed underwritten public offering of 1,100,000 shares of common stock. A copy of the press release is filed herewith as Exhibit 99.1, which is incorporated in this Item 8.01 by reference.


Item 9.01   Financial Statements and Exhibits

(c)   Exhibits

      Exhibit No.       Description
      -----------       -----------

      99.1 Press Release, dated June 10, 2005, entitled "Franklin Credit Management Corporation Files Registration Statement for the Sale of Common Stock"

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                              FRANKLIN CREDIT MANAGEMENT CORPORATION


                              By: /s/ John M. Collins
                                 ---------------------------
                                 Name:  John M. Collins
                                 Title: General Counsel

Date:  June 10, 2005